Exhibit 10.1

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: $750,000.00	Dated as of May 26, 2023

APx Acquisition Corp. I, a Cayman Islands exempted company and blank check company (the “Maker”), subject to the terms and conditions described below, promises to pay to the order of Grupo Promotor de Desarrollo e Infraestructura, SA de CV, a company organized under the laws of Mexico, or its registered assigns or successors in interest (the “Payee”), or order, the Payment (as defined below). All monetary payments on this Note shall be made by check or wire transfer of immediately available funds to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note. This Note is being made in connection with Maker extending the date by which it must consummate a Business Combination (as defined in the Maker’s Amended and Restated Memorandum and Articles of Association, as it may be amended from time to time (the “Articles”) of June 9, 2023 for an additional three months to September 9, 2023 (the “Extension”). The principal of this Note will be drawn in a single instance within five (5) business days after the date hereof. Maker may prepay this Note in advance, provided that prepaid amounts shall not be available for future drawdowns.

1. Payment.

(a) On the earlier of the Maker’s consummation of a Business Combination and December 31, 2023 (the “Due Date”), the Maker shall (i) pay to the Payee the principal amount of this Note in immediately available funds (the “Principal Balance”) and (ii) deliver to the Payee, as interest-in-kind, a number of newly issued Warrants (as defined below) equal to the Principal Balance divided by (y) $1.00, rounded up to the nearest whole number of warrants (the “Warrants” and together with the Principal Balance, the “Payment”). The Warrants shall be identical to the warrants issued by the Maker to APx Cap Group Sponsor I, LLC in the private placement that occurred upon consummation of the Maker’s initial public offering (the “IPO”). The Warrants and their underlying securities, and any other equity security of Maker issued or issuable with respect to the foregoing by way of a share dividend or share split or in connection with a combination of shares, recapitalization, amalgamation, consolidation or reorganization, shall be entitled to the registration rights set forth in Section 3 hereof. The Warrants shall bear such legends as are required, in the opinion of counsel to Maker under applicable state and federal securities laws.

(b) Upon the complete payment of the Payment, (i) this Note shall become fully paid and satisfied and (ii) Payee shall surrender and deliver this Note, duly endorsed, to Maker or such other address which Maker shall designate against delivery of the Payment to Payee (or its members or their respective affiliates) (Payee or such other persons, the “Holders”).

(c) The Holders shall pay any and all issue and other taxes that may be payable with respect to any issue or delivery of the Warrants.

(d) The Warrants shall not be issued or delivered unless such issuance or delivery comply with all applicable provisions of law.

2. Interest. No interest shall accrue on the unpaid Principal Balance of this Note other than as described in Section 1(a)(ii) hereof.

3. Registration Rights. Prior to the Due Date, the Maker and Payee shall enter into a customary Registration Rights Agreement with respect to the Warrants and the securities underlying the Warrants.

4. Use of Proceeds. The Maker hereby represents, warrants and covenants to the Payee, that the entire principal amount will be used by the Maker solely for purposes of making a deposit into the Trust Account (as defined below) pursuant to the Investment Management Trust Agreement, dated December 6, 2021, by and between Maker and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“CST”), for the Extension(s) and for the payment of expenses related to the Extension(s). The Maker shall provide evidence reasonably satisfactory to the Payee of the use of proceeds in compliance with this Section 4.

5. Events of Default. In the event that the Maker consummates a Business Combination, the following shall constitute an event of default if they occur after the Due Date (“Event of Default”):

(a) Failure by Maker to pay the Payment on the Due Date.

(b) Failure by Maker to comply with the provisions of Section 4 of this Note.

(c) The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(d) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

6. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 5(a) or Section 5(b) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the Payment, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 5(c) and 6(d), the Payment shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7. Enforcement Costs. In case any Payment is not paid when due, Maker shall be liable for all costs of enforcement and collection of this Note incurred by the Payee, including, but not limited to, reasonable attorneys’ fees and expenses.

8. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

9. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

10. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

11. Construction; Governing Law; Venue; Waiver of Jury Trial. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO ALSO HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. NOTHING IN THIS NOTE SHALL AFFECT ANY RIGHT THAT THE PAYEE OR ANY OTHER HOLDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE AGAINST THE MAKER OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION. IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, THE PAYEE AND THE MAKER WAIVE TRIAL BY JURY, AND EACH OF MAKER AND PAYEE WAIVES (I) THE RIGHT TO INTERPOSE ANY SET-OFF OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE, INCIDENTAL, EXEMPLARY OR SPECIAL DAMAGES.

12. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account (the “Trust Account”) in which the proceeds of the IPO conducted by the Maker (including the deferred underwriting discounts and commissions) and the proceeds of the sale of the warrants issued in a private placement that occurred in connection with the IPO were deposited, as described in greater detail in the registration statement and prospectus filed with the Securities and Exchange Commission in connection with the IPO, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever. Notwithstanding the foregoing, the Payee does not waive any Claims, and does not waive its rights to seek recourse, reimbursement, payment or satisfaction for any Claim, against the Trust Account for distributions of remaining funds released to the Maker from the Trust Account following redemptions to Maker’s public stockholders.

14. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

15. Assignment. This Note binds and is for the benefit of the successors and permitted assigns of the Maker and the Payee. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void; provided, however, that the Payee may assign this Note to any of its affiliates without the prior written consent of the Maker.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

APX ACQUISITION CORP. I
a Cayman Islands exempted company

By:	/s/ Daniel Braatz
	Name:	Daniel Braatz
	Title:	Chief Executive Officer

GRUPO PROMOTOR DE DESARROLLO E INFRAESTRUCTURA, S.A. DE C.V.

By:	/s/ Jaime Ysita Portilla
	Name:	Jaime Ysita Portilla
	Title:	Authorized Signatory

[Signature Page to Promissory Note]